Statement of Expenses (Unaudited) (USD $)	3 Months Ended		37 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2013
Expenses
General and administrative	$ 16,177	$ 2,372	$ 59,623
Total Operating Expenses	16,177	2,372	59,623
Net Loss	$ (16,177)	$ (2,372)	$ (59,623)
Net Loss Per Share - Basic and Diluted	$ 0.00	$ 0.00
Weighted Average Shares Outstanding	8,002,717	5,000,000